Investor Presentation Investor Presentation August 2011 August 2011 Exhibit 99.1

Agenda Overview Financial Performance Near-Term Outlook Q & A 2

Forward Looking Statement
Certain statements in this report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise and are not statements of historical fact.  Such statements are often characterized by the use of qualified words (and their derivatives)
such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate” or other statements concerning opinions or judgment of the Company and its management about future events.
Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements.  Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including, but not limited to, the effects of and changes in: general economic conditions, the interest rate environment, legislative and regulatory requirements, competitive pressures, new products and delivery systems, inflation, changes in the stock and bond markets, technology, and consumer spending and savings habits.  The Company does not update any forward-looking statements that may be made from time to time by or on behalf of the Company.

Overview
One of the largest financial services organizations
headquartered in Virginia
Holding company formed in 1993 – Banking history in
some communities goes back more than 100 years
Assets of $3.8 Billion
Comprehensive financial services provider offering:
banking, mortgage, investment, trust and insurance

Investment Highlights
Uniquely positioned in Virginia – locations,
products and services
Branch footprint provides a competitive
advantage
Experienced management team
Proven acquirer and integrator
Proven financial performance

Population Change, 2000 to 2010
Lost Population
Gained 0 - 5,000
Gained 5,001 - 10,000
Gained 10,001 - 25,000
Gained 25,001 - 50,000
Gained more than 50,000

UNION
Union First Market Bankshares

Virginia Population Expansion Source: Weldon Cooper Center, UVA 6

BRANCH LOCATION MAP
Washington
Fredericksburg
Culpeper
Charlottesville
Richmond
Williamsburg
Norfolk
Virginia Beach
Roanoke
UNION
Union First Market Bankshares
UNION FIRST MARKET BANK
UNION INVESTMENT SERVICES
UNION MORTGAGE GROUP

UNION

Union First Market Bankshares

Union First Market
Footprint

Only community bank with a
presence in top 7 Virginia banking
markets
More than 160 ATMs
Along major corridors (I-95 & I-64)
Stable/Growing markets
Economically diverse markets

Diversity Supports Growth in Virginia
Charlottesville
University of Virginia & Medical College
High tech and professional businesses
Virginia Beach - Norfolk
Military
Shipbuilding
Tourism
Fredericksburg
Defense and security contractors
Health care
Retail
Northern Virginia
Nation’s Capital
Defense and security
contractors
Associations (lobbyists)
High tech
Richmond
State Capital
Fortune 500 headquarters (6)
Finance and insurance
Fort Lee doubling in size
VCU & VCU Medical Center

Risk Management
Risk Mitigation Practices
Forward looking
Move early to protect
Special Assets Committee
Weekly meetings
Lending Philosophy
In-market lender
Community bank lending
Granular portfolio analysis
Full guarantees of commercial
credits

Control Environment
Strong internal policies
Active compliance, audit teams
Positive regulatory relations
Acted Early In The Current Cycle
Reappraised loans
Received additional collateral
where necessary
Working with clients

Financial Performance

$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
2007
2008
2009
2010
1Q 2011
2Q 2011

$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
2007
2008
2009
2010
1Q 2011
2Q 2011

$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
2007
2008
2009
2010
1Q 2011
2Q 2011

UNION
Union First Market Bankshares

Strong Balance Sheet Assets ($M) Deposits ($M) Loans ($M) 11

Investment Portfolio Highlights
Total Portfolio is $591 MM or
15.3% of assets
Did not invest in
Pooled TRUPs
Data as of Q2 2011

Investment Portfolio
% of
Portfolio $ in thousands
U.S. government and agency securities 1.6% $     9,313
Obligations of states and political subdivisions 31.7% 187,417
Corporate and other bonds 2.5% 15,044
Mortgage-backed securities 59.7% 352,651
Federal Reserve Bank stock – restricted 1.1% 6,711
Federal Home Loan Bank stock – restricted 2.7% 16,172
Other securities 0.6% 3,752
Total securities 100.0% $ 591,060

Construction, Land Development, and Other Land, 16.6%
Credit Cards , 0.6%
Other, 1.6%
Personal , 9.0%
Commercial , 5.8%
Second Mortgages, 2.2%
Equity Lines of Credit , 10.6%
Residential 1-4 Family, 15.7%
Commercial Real Estate, 38.0%

Union First Market Bankshares

Loan Composition by Type

Based on call report filings
6/30/2011
$
% of
Portfolio
Construction, Land Development, and
Other Land $473.6 16.6%
Commercial Real Estate $1,086.9 38.0%
Residential 1-4 Family $448.3 15.7%
Equity Lines of Credit $301.7 10.6%
Second Mortgages $62.5 2.2%
Commercial  $165.6 5.8%
Personal $257.2 9.0%
Credit Cards $17.3 0.6%
Other $46.5 1.6%
Gross Loans $2,859.6 100.0%
Change 3/11 to 6/11
$
% of
Portfolio % of Type
Construction, Land Development, and Other
Land -$11.2 -0.7% -2.3%
Commercial Real Estate $57.4 1.3% 5.6%
Residential 1-4 Family $14.8 0.2% 3.4%
Equity Lines of Credit $3.1 -0.1% 1.0%
Second Mortgages -$0.1 0.0% -0.2%
Commercial  $1.7 0.0% 1.0%
Personal -$7.0 -0.4% -2.6%
Credit Cards $0.2 0.0% 1.2%
Other -$6.2 -0.3% -11.8%
Gross Loans $52.7 1.9%

Other (including loan settlement), 0.2%
Consumer Construction, 3.6%
Commercial Construction, 13.3%
Raw Land, 22.3%
Residential Builder Lots, 11.5%
Residential Non Builder Lots, 9.0%
Land Development / Commercial Lots, 26.6%
Construction Loans to Builders, 13.5%

UNION
Union First Market Bankshares

Construction & Development

6/30/2011
$ %
Raw Land $105.6 22.3%
Land Development / Commercial Lots $125.9 26.6%
Construction Loans to Builders $63.8 13.5%
Residential Non Builder Lots $42.5 9.0%
Residential Builder Lots $54.6 11.5%
Commercial Construction $62.9 13.3%
Consumer Construction $17.2 3.6%
Other (including loan settlement) $1.1 0.2%
$473.6 100.0%

Small Mixed Use Building, 3.1%
Other, 0.7%
Special Use, 5.5%
Hotel, Motel, B&B, 5.4%
Multi Family, 9.6%
Office Warehouse, 9.3%
Office, 11.6%
Retail, 12.2%
Owner Occupied Commercial RE, 42.6%

Union First Market Bankshares

Commercial Real Estate

6/30/2011
Owner Occupied Commercial RE $462.8 42.6%
Retail $132.6 12.2%
Office $126.1 11.6%
Office Warehouse $100.7 9.3%
Multi Family $103.9 9.6%
Hotel, Motel, B&B $58.9 5.4%
Special Use $59.8 5.5%
Small Mixed Use Building $34.0 3.1%
Other $8.0 0.7%
$1,086.8 100.0%

2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2006
2007
2008
2009
2010
1Q 2011
2Q 2011
Allowance to Loans
Adjusted for acquired loans
Charge-offs to Avg Loans, Net
Provision for loan losses as % of average loans
NPLs / Loans

Union First Market Bankshares

Asset Quality 16

OREO / Real Estate Investment, 1.7%
Other, 0.4%
Construction and Land Development, 30.2%
OREO, 39.3%
Commercial, 14.1%
Consumer, 5.1%
Commercial Owner Occupied, 7.3%
Commercial Non-Owner Occupied, 1.9%

Union First Market Bankshares

NPAs by Type

Based on call report filings
6/30/2011
Construction and Land Development $27.4 30.2%
Commercial $12.8 14.1%
Commercial Non-Owner Occupied $1.7 1.9%
Commercial Owner Occupied $6.6 7.3%
Consumer $4.6 5.1%
OREO $35.6 39.3%
OREO / Real Estate Investment $1.5 1.7%
Other $0.4 0.4%
$90.6 100.0%
Change 3/11 to 6/11
$
% of
Portfolio % of Type
Construction and Land Development -$6.2 -3.0% -18.5%
Commercial -$0.4 1.1% -3.0%
Commercial Non-Owner Occupied -$3.6 -3.4% -67.9%
Commercial Owner Occupied $0.0 0.8% 0.0%
Consumer $1.6 2.1% 53.3%
OREO -$1.6 2.5% -4.3%
OREO / Real Estate Investment $0.0 0.2% 0.0%
Other -$0.2 -0.2% -33.3%
-$10.4 -10.3%

Other, 5.5%
Charlottesville, 3.1%
Northern Virginia, 2.1%
Rappahannock, 6.2%
Hampton Roads, 5.4%
Richmond, 33.2%
Northern Neck, 12.3%
Fredericksburg, 32.2%

UNION
Union First Market Bankshares

NPAs by Market

6/30/2011
Charlottesville $2.8 3.1%
Richmond $30.1 33.2%
Fredericksburg $29.2 32.2%
Northern Neck $11.1 12.3%
Hampton Roads $4.9 5.4%
Rappahannock $5.6 6.2%
Northern Virginia $1.9 2.1%
Other $5.0 5.5%
$90.6 100.0%
Change 3/11 to 6/11
$
% of
Portfolio
% of
Market
Charlottesville -$0.2 0.1% -6.7%
Richmond -$5.5 -2.0% -15.4%
Fredericksburg -$5.4 -2.0% -15.6%
Northern Neck $0.5 1.8% 4.7%
Hampton Roads -$1.1 -0.5% -18.3%
Rappahannock $1.3 1.9% 30.2%
Northern Virginia -$0.3 -0.1% -13.6%
Other $0.3 0.9% 6.4%
-$10.4 -10.3%

Demand Deposits
17%
NOW accounts
12%
Money market
27%
Savings
6%
CDs > 100k
16%
CDs < 100k
22%

UNION
Union First Market Bankshares

Deposit Composition 19 As of 6/30/11

16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
14.56%
6.09%
14.70%
8.64%
14.68%
8.22%
15.12%
8.51%
14.91%
8.62%
2008
2009
2010
2011 Q1
2011 Q2
Total risk-based capital
Tangible Equity/Tangible Assets

UNION
Union First Market Bankshares

Capital Strength 20

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$17,925
$24,822
$25,992
$19,756
$14,514
$8,360
$22,922
$13,014
2004
2005
2006
2007
2008
2009
2010
2011
First Half

UNION
Union First Market Bankshares

Net Income Trend 21

$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$8,360
$22,922
$13,014
$27,496
$55,873
$28,294
$28,996
$65,324
$28,294
Net income
Pre-Tax, Pre-Provision Income
Pre-Tax, Pre-Provision Income w/o deal costs
2009
2010
2011 YTD

UNION
Union First Market Bankshares

Comparative Results $ in thousands 22

5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.85%
3.92%
3.89%
3.52%
3.22%
3.30%
3.69%
3.97%
4.22%
4.23% *
4.23% *
4.28% *
4.47% *
4.47% *
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11

Union First Market Bankshares

Net Interest Margin 23 * Includes acquisition accounting impact

9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2Q 09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
Return on average assets (ROA)
Return on average equity (ROE)

UNION

Union First Market Bankshares

ROA and ROE Performance 24

Near-Term Outlook/Priorities

2011 Outlook Economic recovery? Residential real estate exposure will continue to impact asset quality Challenging loan market Competition rational Expansion opportunities Organic Acquisition 26

2011 Priorities
Continued focus on credit quality
Deepen existing relationships
Increase market share
Invest in technology and delivery channels
to increase product offerings
Rolled out mobile banking which will include
text, mobile web and iPhone App (Android
coming soon)
ATM upgrades coming soon

Summary
Branch footprint is a competitive advantage
Product and services that compete effectively
with our largest competitors, but we’re able to
maintain low costs
Experienced management team
Proven acquirer and integrator
Strong balance sheet
Proven financial performance in all market
environments

Thank You!